                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                           WorldQuest Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            WORLDQUEST NETWORKS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of WorldQuest Networks, Inc. (the "Company") will be held on Monday, April 14, 2003, at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, for the following purposes:

         (1) To elect six members of the Board of Directors to serve until the 2004 annual meeting of stockholders or until their respective successors are duly elected and qualified;

         (2) To ratify the appointment of Grant Thornton LLP as our independent public accountants; and

         (3) To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

         The holders of record of common stock of the Company at the close of business on March 10, 2003 will be entitled to vote at the meeting.

         For a period of at least ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder during ordinary business hours at the Company's offices at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.


                                       By order of the Board of Directors


                                       /s/ VICTOR E. GRIJALVA

                                       Victor E. Grijalva
                                       Secretary

March 12, 2003

                                   ----------

         You are cordially invited to attend the meeting in person. Even if you plan to be present, you are urged to sign, date and mail the enclosed proxy promptly. However, if you attend the meeting, you may vote in person or by your proxy.

                            WORLDQUEST NETWORKS, INC.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                 APRIL 14, 2003

         This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of WorldQuest Networks, Inc. The proxies solicited in connection with this proxy statement will be used at our annual meeting of stockholders to be held on Monday, April 14, 2003 at 10:00 a.m., local time, at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, and at any adjournment thereof, for the purposes set forth in the foregoing notice of the meeting. Properly executed proxies received in time for the meeting will be voted as specified therein. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by written notice to either of the persons named as a proxy or our Secretary at any time before it is exercised, by voting in person at the meeting or by giving a later proxy. This proxy statement and the enclosed form of proxy are being mailed on or about March 14, 2003.

         Our principal executive office is located at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, and our telephone number is (972) 361-1980.

         The Board of Directors has fixed the close of business on March 10, 2003 (the "Record Date") as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting, or any adjournment or postponement thereof. At the close of business on the Record Date, we had outstanding and entitled to vote 6,386,199 shares of common stock, $.01 par value. The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at the annual meeting will constitute a quorum. Abstentions and broker nonvotes will be included in determining the presence of a quorum at the annual meeting.

         The Annual Report to Stockholders for the year ended December 31, 2002, including financial statements, is enclosed with this proxy statement.


                            MATTERS TO BE ACTED UPON

         As of the date of this proxy statement, the Board of Directors knows of no matters which are likely to be presented for consideration at the annual meeting, other than the election of directors (Proposal 1), and ratification and appointment of Grant Thornton LLP as our independent public accountants for the fiscal year ending December 31, 2003 (Proposal 2). No other matter was timely delivered to us in accordance with our Bylaws for consideration at the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters and with respect to matters incident to the conduct of the meeting. Votes will be counted at the meeting by an election judge to be appointed by us prior to the meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         At the meeting, six directors are to be elected to hold office until the 2004 annual meeting of stockholders or until their successors are elected and qualified. Our Bylaws provide that the number of directors shall be fixed by the Board of Directors. The nominees for consideration by holders of common stock are identified below under "Director Nominees".

         Proxies for shares of common stock may not be voted for a greater number of persons than the number of nominees named in this proxy statement. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named below unless authorization is withheld on the proxy. We do not contemplate that any nominee will be unable or unwilling to serve as a director or become unavailable for any reason, but if such should occur before the meeting, a proxy voted for any such individual will be voted for another nominee to be selected by us.

         The enclosed form of proxy provides a means for holders of common stock to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein. If a holder of common stock does not specify otherwise, the shares represented by such stockholder's proxy will be voted for the nominees listed therein or, as noted above, for other nominees selected by us. The withholding of authority or abstention or broker nonvotes will have no effect upon the election of directors by holders of common stock because under Delaware law directors are elected by a plurality of the votes cast, assuming a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS IDENTIFIED BELOW.

         The following table provides information as of March 12, 2003, with respect to our nominees for director and executive officers:

                                                                                             SERVED AS EXECUTIVE
                                                                                                 OFFICER OR
               NAME                         AGE                POSITION                         DIRECTOR SINCE
               ----                         ---                --------                      -------------------
                                                 DIRECTOR NOMINEES

         B. Michael Adler                    55       Chairman of the Board                         1996

         R. Stephen Polley                   51       Director, President, and Chief                2001
                                                      Executive Officer

         E. Denton Jones(1)                  51       Director                                      1999

         Robert A. Farmer(1)(2)              64       Director                                      2000
                                                                                                    2000
         Elizabeth H. Buchler(1)(2)          53       Director

         Gary W. Fiedler(2)                  58       Director                                      2002

                                                EXECUTIVE OFFICERS

         Victor E. Grijalva                  38       Vice President, Chief Financial               2001
                                                      Officer, Secretary and Treasurer

----------

(1)      Member of the Compensation Committee.

(2)      Member of the Audit Committee.

DIRECTOR NOMINEES

         B. MICHAEL ADLER is the founder of WorldQuest and has been our Chairman of the Board since our inception in 1996 and our Chief Executive Officer from 1996 to 2001. Mr. Adler was a director of Intellicall, Inc., a publicly traded public access communications company, until its merger with Wireless WebConnect!, Inc. on March 30, 2001. Mr. Adler founded Intellicall in 1984 and served as Chairman or Vice Chairman of the Board from its inception until November 1993. From November 1993 until July 1999, Mr. Adler was the Chairman of the Board of The Payphone Company Limited, a company that installs and owns a wireless pay phone network in Sri Lanka. For approximately the last seven years, he has been the Chief Executive Officer of Eagle Venture Capital, LLC, a Delaware limited liability company, formerly known as WorldQuest Networks, LLC.

         R. STEPHEN POLLEY joined WorldQuest in May 2001 as a director and the President and Chief Executive Officer. From March 2000 to February 2002, he served as the Group President of Trinity e-Ventures, Inc., a wholly-owned subsidiary of Trinity Industries, Inc., which launched companies to develop innovative technology and internet solutions for the industrial sector. From February 1999 to February 2000, he served as Chairman and Chief Executive Officer of Cozone, Inc. a wholly-owned subsidiary of CompUSA, where he successfully launched and managed CompUSA's separate internet consumer business. From November 1993 to February 1999, he served as Chairman, President and Chief Executive Officer of Interphase Corporation, a leading supplier of high-performance server connectivity for enterprise network environments as well as an early innovator in voice over Internet protocol technology.

         E. DENTON JONES has been Chairman of the Board and Chief Executive Officer of New York City Telecommunications Company, Inc., a privately held telecommunications company, since he co-founded it in June 1993. Mr. Jones has been involved in the telecommunications industry since 1984 and owned or operated several privately held telecommunications companies during that time prior to co-founding New York City Telecommunications. These companies were Altus Communications, Inc., MSC Services, Inc., MSC National, Inc. and NYLT, Inc. (formerly known as New York Local Telephone, Inc.). He has been a director of WorldQuest since July 1999.

         ROBERT A. FARMER has been Chief Executive Officer and Chairman of the Board of Advanced Multimedia Group, Inc., a privately held Internet incubator and consulting firm, since November 1999. From August 1994 until March 1999 he was Consul General of the United States to Bermuda, and from March 1999 until November 1999 he took a sabbatical. Mr. Farmer has been a director of WorldQuest since August 2000.

         ELIZABETH H. BUCHLER has been the owner and principal broker of Real Estate Showcase, a real estate sales and management firm since 1985. She has been active in the real estate business since 1971 and has served as an officer for the Louisiana Real Estate Commission and various state and local realtor boards. She has been a director of WorldQuest since December 2000.

         GARY W. FIEDLER has more than 25 years experience in the banking industry including providing software and technology services to banks, having served as Chairman and Chief Executive Officer of Equimark Corporation, Hogan Systems, Inc. and First Interstate Bank of Nevada. From September 2001 to February 2002 he was President and Chief Operating Officer of Homeside Lending, Inc., a mortgage banking company. From December 1997 to August 2001, he provided management and advisory services to several companies involved in the financial services, technology, manufacturing and professional services industries. From July 1997 to December 1997 he was President and Chief Executive Officer of West Capital, Inc., a consumer finance company and from July 1996 to July 1997 he was President and Chief Operating Officer of Innovative Systems, Inc., which provided software and services to the finance industry. He has been a director of WorldQuest since April 2001.

EXECUTIVE OFFICERS

         VICTOR E. GRIJALVA joined WorldQuest in June 2001 as the Vice President, Chief Financial Officer, Secretary and Treasurer. From May 2000 to February 2002, he served as Vice President and Chief Financial Officer of Trinity e-Ventures, Inc., a wholly-owned subsidiary of Trinity Industries, Inc., which launched companies to develop innovative technology and internet solutions for the industrial sector. From May 1999 to May 2000, he served as Senior Vice President and Chief Financial Officer of MH2 Technologies, Ltd., a leading provider of technology solutions and wireless applications designed to manage the residential and light commercial construction process. Prior to May 1999, he held various management positions at PricewaterhouseCoopers, LLP, where he served in the Houston, London, Denver and Dallas offices providing management and business advisory services.

         Our Board of Directors has a Compensation Committee and an Audit Committee. During 2002, the Board of Directors held eight meetings; the Audit Committee held six meetings and the Compensation Committee did not meet.

         The Compensation Committee is responsible for recommending to the Board of Directors all officer salaries, management incentive programs and bonus payments. Its current members are Messrs. Jones and Farmer and Ms. Buchler.

         The Audit Committee recommends the firm to be appointed as independent public accountants to audit WorldQuest's financial statements and to perform services related to the audit; reviews the scope and results of the audit with the independent public accountants; reviews the Company's year-end operating results with management and the independent public accountants; considers the adequacy of WorldQuest's internal accounting and control procedures; reviews the non-audit services to be performed by the independent public accountants, if any; and evaluates the accountants' independence. The Audit Committee is governed by a written charter approved by the Board which is included as Appendix A. Its members are Messrs. Fiedler and Farmer and Ms. Buchler.

         We pay our non-employee directors annual compensation of $20,000 for their services. In addition, non-employee directors receive a fee of $1,000 for each meeting attended. Non-employee directors attending any committee meeting receive an additional fee of $1,000 for each committee meeting attended, unless the committee meeting is held on the day of a meeting of the Board of Directors, in which case they receive no additional compensation for attending the committee meeting. Non-employee directors are also reimbursed for reasonable costs and expenses incurred for attending any director or committee meetings. Our officers who are directors are not paid any director fees. Each new non-employee director will be granted options to purchase 25,000 shares of common stock under our stock option plans concurrently with his or her initial election to the Board. Each director shall automatically receive an option to purchase up to 10,000 shares following each annual meeting of the stockholders of the Company, if immediately after such meeting, he or she will continue to serve on the Board and has served on the Board for at least the preceding six months.

                                   PROPOSAL 2
         RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors, upon the recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003, and has further directed that management submit the selection of independent public accountants for ratification by the stockholders at the annual meeting.

         Stockholder ratification of the selection of Grant Thornton LLP as WorldQuest's independent public accountants is not required by our Bylaws or otherwise. However, the Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will consider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent accountants at any time during the year if they determine that such appointment would be in the best interest of WorldQuest and its stockholders.

         A representative from Grant Thornton LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if so desired. The representative is expected to be available to respond to appropriate questions from stockholders.

        The following table sets forth the aggregate fees incurred by us for the fiscal year ended December 31, 2002 to our principal auditing firm, Grant Thornton LLP:

Audit Fees                      $65,000
Other Non-Audit Services(1)      14,245
                                -------
     Total                      $79,245
                                =======

----------

(1) Represents fees for federal, state and local tax consulting and compliance services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT
  OF GRANT THORNTON LLP AS WORLDQUEST'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE
                      FISCAL YEAR ENDING DECEMBER 31, 2003.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth information concerning the annual and long term compensation earned by our Chief Executive Officer and each executive officer who had an annual salary and bonus during fiscal 2002 exceeding $100,000. We refer to these individuals collectively as the Named Executive Officers.

                                                                                                         LONG TERM
                                                                                                        COMPENSATION
                                                                   ANNUAL COMPENSATION                     AWARDS
                                                         ------------------------------------------        ------
                                                                                                         SECURITIES
                                                                                     OTHER ANNUAL        UNDERLYING
NAME AND PRINCIPAL POSITION                     YEAR     SALARY($)     BONUS($)     COMPENSATION($)        OPTIONS
---------------------------                     ----     ---------     --------     ---------------     -------------
B. Michael Adler, Chairman of the Board         2002       175,000           --                  --                --
                                                2001       175,000           --                  --                --
                                                2000       175,000       20,000                  --            15,000
R. Stephen Polley, President, Chief             2002       300,000           --                  --                --
Executive Officer(1)                            2001       189,808      275,000                  --           450,000

Victor E. Grijalva, Vice President,             2002       150,000       25,000                  --                --
Chief Financial Officer, Secretary and          2001        46,057           --                  --            65,000
Treasurer(2)

         (1)      Mr. Polley started with WorldQuest in May 2001.

         (2)      Mr. Grijalva started with WorldQuest in June 2001.

         WorldQuest has entered into an employment agreement with Mr. Polley, a director and the Company's President and Chief Executive Officer. The agreement expires on May 13, 2003. Under the agreement, Mr. Polley is entitled to receive a base salary of $300,000 per annum, a $150,000 fixed one time signing bonus and annual bonuses as determined by the Compensation Committee.

         We do not have employment agreements with any other officers relating to the payment of their salaries or any other matter. Their salaries will be reviewed by the Compensation Committee annually, who will make recommendations to the Board of Directors for any adjustments. Adjustments will be based on our performance and condition, the officer's performance and such other criteria deemed pertinent by the Compensation Committee.

OPTION GRANTS

         The following table provides certain summary information concerning shares of common stock represented by stock options granted to each of the Named Executive Officers during fiscal year 2002.

                                                            PERCENTAGE OF TOTAL
                                  NUMBER OF SECURITIES       OPTIONS GRANTED TO        EXERCISE     EXPIRATION
                                   UNDERLYING OPTIONS     EMPLOYEES IN FISCAL YEAR      PRICE          DATE
                                  --------------------    ------------------------     --------     ----------
B. Michael Adler                           --                        --                   --            --

R. Stephen Polley                          --                        --                   --            --

Victor E. Grijalva                         --                        --                   --            --

FISCAL YEAR-END OPTION VALUES

         The following table provides information concerning the shares of common stock represented by outstanding stock options held by each of the Named Executive Officers on December 31, 2002. No options were exercised by the Named Executive Officers during fiscal year 2002.

                            NUMBER OF SECURITIES
                           UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                 OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                             DECEMBER 31, 2002               DECEMBER 31, 2002(1)
                       -----------------------------     -----------------------------
                       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
                       -----------     -------------     -----------     -------------
B. Michael Adler            25,000                --     $     4,350     $          --

R. Stephen Polley          387,500            62,500     $        --     $          --

Victor E. Grijalva          21,667            43,333     $        --     $          --

----------

         (1) Value is based on the closing sales price of $1.87 per share on December 31, 2002, the last trading day in 2002.


SUMMARY OF EQUITY COMPENSATION PLAN

Shown below is information concerning all equity compensation plans and individual compensation arrangements in effect as of the end of the last fiscal year.


                                                       EQUITY COMPENSATION PLAN INFORMATION
                                           ---------------------------------------------------------
                                                                                        NUMBER OF
                                                                                       SECURITIES
                                               NUMBER OF                                REMAINING
                                           SECURITIES TO BE         WEIGHTED          AVAILABLE FOR
                                              ISSUED UPON       AVERAGE EXERCISE     FUTURE ISSUANCE
                                              EXERCISE OF          PRICE OF           UNDER EQUITY
                                              OUTSTANDING         OUTSTANDING         COMPENSATION
PLAN CATEGORY                                  OPTIONS              OPTIONS               PLANS
-------------                              ----------------     ----------------     ---------------
Equity compensation plans approved by
  security holders                                  886,080     $           4.05             863,920
Equity compensation plans not approved
  by security holders                               167,867     $           3.33                  --
                                           ----------------     ----------------     ---------------

Total                                             1,053,947     $           3.93             863,920
                                           ================     ================     ===============

The equity compensation plans not approved by security holders consists of options issued outside the Company's option plans to purchase 167,867 shares of our common stock to a former officer of the Company at an exercise price of $3.33 with a seven year term. All of these options are vested and outstanding.

                              CERTAIN TRANSACTIONS

         The Company's founder and Chairman of the Board holds a controlling interest in Eagle Venture Capital, LLC ("Eagle Venture") which owns approximately 2.6 million, 41%, of the outstanding shares of common stock of our Company as of December 31, 2002. For the years ended December 31, 2002 and 2001, the Company paid outstanding interest of $47,000 and $397,000, respectively, on its term loan from Eagle Venture. The principal balance of $925,000 was paid on July 24, 2002, thereby satisfying in full the Company's obligation on the term loan. In 2001, the Company made a principal payment of $175,000 on the term loan. The Company also had a $1.4 million line of credit with Eagle Venture, none of which was ever utilized and which expired on May 5, 2002.

         We entered into a joint venture Agreement with BDC, LLC, a Nevada limited liability company owned by E. Denton Jones, in April 1999 to fund the installation of one Internet gateway in each of Sri Lanka, Mexico and India. BDC contributed $50,000 to the joint venture and we agreed to be responsible for obtaining the Internet gateways and for installing and operating them. We were entitled to 60% of the profits and losses from the operation of these three gateways and BDC was entitled to 40%. In April 2000, we purchased BDC's interest in the joint venture for $600,000, which was recorded as goodwill to be amortized over 5 years. In 2001, the joint venture ceased operations due to the loss of available economic circuits to terminate traffic. Accordingly, the Company wrote-off the remaining goodwill of $434,000 in June 2001.

         We entered into a Memorandum of Understanding with Advanced Multimedia Group, Inc. on December 10, 1999. Advanced Multimedia agreed to locate possible Internet portals with whom we could establish strategic relationships and to provide formal introductions and facilitate our entering into agreements with the portals satisfactory to us. We agreed to grant Advanced Multimedia options to purchase 50,000 shares of our common stock, at an exercise price of $6 per share, for each such portal. As of March 31, 2001, we had granted options for 100,000 shares to Advanced Multimedia for two portals. We also agreed that Advanced Multimedia would have the right to register shares issued upon exercise of these warrants in any registration statement we filed for the registration of shares, subject to standard underwriter kickout clauses. Robert A. Farmer, who became a Company director subsequent to the grant of the options, is the Chairman of the Board and Chief Executive Officer of Advanced Multimedia.

         PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

         The table below provides certain information regarding the ownership of our common stock as of March 12, 2003, by each stockholder known to us to own beneficially more than five percent of our outstanding common stock, each current director and nominee, and all executive officers, directors and nominees as a group, based on information provided to us by such persons. Except as otherwise stated, each such person has sole investment and voting power with respect to the shares set forth in the table. The address for all our Executive Officers and Directors is 14911 Quorum Drive, Suite 140, Dallas, Texas 75254.

         Eagle Venture Capital, LLC is the record and beneficial owner of 2,566,478 shares. B. Michael Adler owns a controlling interest in Eagle Venture and is deemed to beneficially own these shares. The share ownership for Mr. Adler also includes vested options to purchase 25,000 shares and 100,000 shares owned by Adler Family Trust. R. Stephen Polley's beneficial ownership includes vested options to purchase 387,500 shares and unvested options to purchase 62,500 shares. WorldQuest Communications, Inc. is the record and beneficial owner of 301,000 shares. E. Denton Jones beneficially owns 99% of the outstanding capital stock of WorldQuest Communications, Inc. and is deemed to beneficially own these shares. The ownership for Mr. Jones also reflects 10,000 shares owned by five children of Mr. Jones and 1,000 shares owned by a company with respect to which he shares investment and dispositive power, as well as a vested option to purchase 25,000 shares. The share ownership for Robert A. Farmer includes vested options to purchase 25,000 shares. It also includes 12,750 shares and vested warrants to purchase 100,000 shares owned by Advanced Multimedia Group, Inc. Elizabeth H. Buchler's beneficial ownership includes vested options to purchase 25,000 shares, vested options to purchase 30,000 shares from Eagle Venture and 1,000 shares owned by Ms. Buchler's spouse. Gary
W. Fiedler owns unvested options to purchase 25,000 shares. Victor E. Grijalva's beneficial ownership includes vested options to purchase 21,667 shares and unvested options to purchase 43,333 shares.

                                                         SHARES
                                                       BENEFICIALLY     PERCENTAGE OF
NAME                                                      OWNED         SHARES OWNED
----                                                   ------------     -------------
EXECUTIVE OFFICERS AND DIRECTORS:

B. Michael Adler                                          2,691,478              42.1%

R. Stephen Polley                                           450,000               7.0

E. Denton Jones                                             336,000               5.3

Robert A. Farmer                                            189,250               3.0

Elizabeth H. Buchler                                         57,369                 *

Gary W. Fiedler                                              45,000                 *

Victor E. Grijalva                                           63,050                 *

All executive officers and Directors as a group(7)        3,832,147              60.0

OTHER 5% STOCKHOLDERS:
Peter S. Lynch
82 Devonshire Street                                        796,700              12.5
Boston, Massachusetts 02109

----------

     *Less than 1%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us pursuant to Rule 16a-3(e) promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or upon written representations received by us, we are not aware of any failure by any officer, director or beneficial owner of more than 10% of our common stock to timely file with the Securities and Exchange Commission any Form 3, 4 or 5 relating to 2002, except that Gary W. Fiedler filed two of his Form 3s late.

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and acts under a written charter approved by the Board of Directors, which is included with this Proxy Statement as Appendix A.

         Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

By: The Audit Committee of the Board of Directors

Gary W. Fiedler (Chairman)
Robert A. Farmer
Elizabeth H. Buchler

March 6, 2003



    CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

        On June 18, 2001, the Company accepted the resignation of Ernst & Young LLP as the Company's independent accountants. Neither of the reports of Ernst & Young LLP on the Company's financial statements for the Company's fiscal years ended December 31, 2000 and 1999 contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to its satisfaction, would have caused it to make reference to such disagreement in connection with its report.

        On August 1, 2001, the Company engaged Grant Thornton LLP as the Company's certified public accountants to audit the Company's financial statements for the fiscal year ending December 31, 2001.

                          STOCKHOLDER PROPOSALS FOR THE
                       2004 ANNUAL MEETING OF STOCKHOLDERS

         Proposals of stockholders must be received by us at our principal executive office at 14911 Quorum Drive, Suite 140, Dallas, Texas 75254, by December 23, 2003 for inclusion in our proxy statement and form of proxy relating to the 2004 annual meeting of stockholders.

         In addition, our Bylaws include advance notice provisions that require stockholders desiring to bring nominations or other business before an annual stockholders' meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, stockholders give timely written notice to our President regarding such nominations or other business. To be timely, a notice must be delivered to the President in writing at our principal executive offices no earlier than January 1 of the year in which such annual meeting will be held and not later than February 15 of the year in which such annual meeting will be held.

         Accordingly, a stockholder who intends to present a proposal at the 2004 annual meeting of stockholders without inclusion of the proposal in our proxy materials for the 2004 annual meeting must provide written notice of the nomination or other business they wish to propose to our President no earlier than January 1, 2004 and not later than February 15, 2004. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                            EXPENSES OF SOLICITATION

         The cost of solicitation of proxies in the accompanying form will be paid by the Company, including reimbursement to brokerage houses, brokers, custodians, nominees and other fiduciaries for their expenses in forwarding proxy materials to beneficial owners. In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies by telephone, telegram or personal interviews.

                                       By Order of the Board of Directors

                                       /s/ VICTOR E. GRIJALVA


                                       Victor E. Grijalva
                                       Secretary


March 12, 2003

                                                                      Appendix A
                            WORLDQUEST NETWORKS, INC.

                             AUDIT COMMITTEE CHARTER



ORGANIZATION

         There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of not less than three
(3) directors, a majority of whom meet the definition of "Independent Director" under Nasdaq's Marketplace Rules, and the remainder of whom are independent of the management of the corporation and are free of any relationship, that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

RESPONSIBILITIES

         In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions relating to the corporate accounting and reporting practices of the corporation and pertinent regulatory requirements.

         In carrying out those responsibilities, the audit committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         o        Review annually the adequacy of this charter.

         o Review annually a written statement from the independent auditors delineating all of their relationships with the corporation, consistent with Independent Standards Board Standard 1, and discussing with the independent auditors any disclosed relationships or services that may impact the objectivity or independence of the independent auditors, and taking or recommending appropriate action regarding such independence, including, where appropriate, replacing the independent auditors.

         o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the company's internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

         o Review the internal audit function of the corporation including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

         o Receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

                                                                      Appendix A


         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         o Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Review accounting and financial human resources and succession planning within the company.

         o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with the board of directors.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                               COMMON STOCK PROXY
                            WORLDQUEST NETWORKS, INC.
    THIS COMMON STOCK PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of WorldQuest Networks, Inc. (the "Company") to be held at the Dallas Addison Marriott Quorum Hotel located at 14901 Dallas Parkway, Dallas, Texas 75240, beginning at 10:00 a.m., Dallas time, on April 14, 2003 and the Proxy Statement in connection therewith and (2) appoints B. Michael Adler and R. Stephen Polley, and each of them, the undersigned's proxies with full power of substitution for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Company standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the meeting and at any adjournment thereof. The undersigned directs that the undersigned's proxy be voted as follows:

1. ELECTION OF          [ ] FOR all nominees listed below                [ ] WITHHOLD AUTHORITY to vote for
   DIRECTORS                (except as marked to the contrary below)         all nominees listed below

B. Michael Adler, R. Stephen Polley, E. Denton Jones, Robert A. Farmer, Elizabeth H. Buchler and Gary W. Fiedler.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)


2. RATIFICATION         [ ] FOR Ratification and Approval of    [ ] AGAINST  Ratification and Approval of   [ ] ABSTAIN
   AND APPOINTMENT          Independent Public Accountant as        Independent Public Accountant as            from voting
   OF INDEPENDENT           described below.                        Described below.
   PUBLIC ACCOUNTANT

The Board of Directors, upon recommendation of its Audit Committee, has selected Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

3. IN THE DISCRETION OF THE PROXIES, ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

This proxy will be voted as specified above. If no specification is made, this proxy will be voted for the election of the director nominees in item 1 above and for ratification and appointment of independent public accountant in item 2 above.

The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Common Stock of the Company and hereby ratifies and confirms all that the proxies, their substitutes, or any of them may lawfully do by virtue hereof.

If more than one of the proxies named shall be present in person or by substitute at the meeting or at any adjournment thereof, the majority of the proxies so present and voting, either in person or by substitute, shall exercise all of the powers hereby given.
Please date, sign and mail this proxy in the enclosed envelope.

                       DATE __________________ ____, 2003

                                   ----------

                            SIGNATURE OF STOCKHOLDER

                                   ----------

                            SIGNATURE OF STOCKHOLDER
                    Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign.
                   When signing as an attorney, administrator,
                    executor, guardian or trustee, please add
                      your title as such. If executed by a
                  corporation, the proxy should be signed by a
                            duly authorized officer.